Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of July 12, 2010, by and among GENERAL MARITIME CORPORATION, a Marshall Islands corporation (the “Parent”), GENERAL MARITIME SUBSIDIARY CORPORATION, a Marshall Islands corporation (the “Borrower”), the Lenders party from time to time to the Credit Agreement referred to below (the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Parent, the Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of October 20, 2008 and amended on October 27, 2009 and December 18, 2009 (as further amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Third Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.              Amendments to Credit Agreement.

1.             Section 9.04(a) of the Credit Agreement is hereby amended by deleting the text “or (y)” and inserting the text “, (y) the 2010 Credit Agreement, in an aggregate principal amount not to exceed $372,000,000 at any time outstanding, provided that, at the time of the initial borrowing thereunder, the Borrower shall have projected that it shall be in compliance with requirements set forth in Sections 9.07 through 9.09, inclusive, for the 12-month period following such initial borrowing or (z)”.

2.             Section 9.07 of the Credit Agreement is hereby amended by inserting the text “and the 2010 Credit Agreement” immediately following each reference to “the RBS Agreement” appearing in said Section.

3.             The definition of “Consolidated EBITDA” appearing in Section 11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated EBITDA” shall mean, for any period, Consolidated EBIT, adjusted by adding thereto the amount of (i) all amortization of intangibles and depreciation, (ii) non-cash management incentive compensation, in each case that were deducted in arriving at Consolidated EBIT for such period and (iii) for the purpose of Section 9.04(a) and 9.08 only, if any 2010 Vessel has been acquired by the Parent or any of its Subsidiaries during any Test Period, the Clarksons’ Historical Average Spot Rate for the vessel class of such 2010 Vessel less an amount equal to the Parent or such Subsidiary’s, as the case may be, good faith estimate of the daily operating expenses relating to the operation of such 2010 Vessel for each day during the period from the first day of such Test Period to the date of the acquisition of such 2010 Vessel (the “Pre-Acquisition Period”) multiplied by the actual number of days in the relevant Pre-Acquisition Period.

4.             Section 11 of the Credit Agreement is hereby further amended by adding the following new definitions in correct alphabetical order:

“2010 Credit Agreement” shall mean the credit facility entered into by a newly-formed direct subsidiary of the Parent, as borrower, the Parent, the lenders from time to time party thereto, the Administrative Agent, as administrative agent, collateral agent and a lead arranger, and DnB NOR BANK ASA, as a lead arranger, to finance the acquisition of the 2010 Vessels (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof).

“2010 Vessels” shall mean the Vessels listed on Annex I to the Third Amendment.

“Clarksons’ Historical Average Spot Rate” shall mean the 10-year monthly average of the daily historical spot rates published by Clarksons PLC.

“Pre-Acquisition Period” shall have the meaning provided in the definition of “Consolidated EBITDA”.

II.            Miscellaneous Provisions.

1.             This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of any executed counterpart of this Third Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

2.             THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

3.             This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when (i) the Parent, the Borrower, the Administrative Agent and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of pdf, facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip-Daniels (facsimile number: 212-354-8113 / e-mail address: myip@whitecase.com), (ii) the Borrower shall have paid a non-refundable cash fee in Dollars in an amount equal to 10 basis points (0.10%) on an amount equal to the Commitment of each Lender party hereto as in effect on the Third Amendment Effective Date (immediately prior to the occurrence thereof), which fee shall be earned by each such Lender and made payable to

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the Administrative Agent for distribution to such Lenders and (iii) the Borrower shall have paid to the Administrative Agent all outstanding fees and expenses in connection with the Third Amendment (including, without limitation, the fees and expenses of White & Case LLP).

4.             From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby on the Third Amendment Effective Date.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

GENERAL MARITIME CORPORATION

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Executive Vice President, Treasurere and Secretary

GENERAL MARITIME SUBSIDIARY CORPORATION

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Director

NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
Individually and as Administrative Agent and Collateral Agent

By:	/s/ Colleen Durkin
Name: Colleen Durkin
Title: First Vice President

By:	/s/ Hans Kjelsrud
Name: Hans Kjelsrud
Title: Executive Vice President

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By executing and delivering a copy hereof, each Subsidiary Guarantor hereby acknowledges and agrees that all Guaranteed Obligations of the Subsidiary Guarantors shall be fully guaranteed pursuant to the Subsidiaries Guaranty and shall be fully secured pursuant to the Security Documents, in each case in accordance with the respective terms and provisions thereof.  Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Third Amendment, hereby consents to the entering into of the Third Amendment and agrees to the provisions thereof.

Acknowledged and Agreed by:

GMR DAPHNE LLC
GMR AGAMEMNON LLC
GMR AJAX LLC
GMR ALEXANDRA LLC
GMR ARGUS LLC
GMR CONSTANTINE LLC
GMR DEFIANCE LLC
GMR GEORGE T. LLC
GMR GULF LLC
GMR HARRIET G. LLC
GMR HOPE LLC
GMR HORN LLC
GMR KARA G. LLC
GMR MINOTAUR LLC
GMR ORION LLC
GMR PHOENIX LLC
GMR PRINCESS LLC
GMR PROGRESS LLC
GMR REVENGE LLC
GMR SPYRIDON LLC
GMR ST. NIKOLAS LLC
GMR STRENGTH LLC

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Manager

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ARLINGTON TANKERS LTD.

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Director

VISION LTD.

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Director

VICTORY LTD.

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title:

COMPANION LTD.

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Director

COMPATRIOT LTD.

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Director

CONCEPT LTD.

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Director

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CONCORD LTD.

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Director

CONSUL LTD.

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Director

CONTEST LTD.

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title:Director

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GMR CHARTERING LLC

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Manager

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GMR ELEKTRA LLC

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title:Manager

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THE COMMON SEAL of
GENERAL MARITIME CREWING PTE. LTD.
was hereunto affixed by

By:	/s/ James Edward Paisley
Name: James Edward Paisley
Title: Director

By:	/s/ Cher Choon Teck
Name: Cher Choon Teck
Title: Secretary

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GENERAL MARITIME MANAGEMENT (PORTUGAL), LDA.

By:	/s/ Rui Pais Pereira
Name: Rui Jorge Pais Pereira
Title: Manager

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LIMITED “GENERAL MARITIME CREWING”

By:	/s/ Gennadiy Liventsov
Name: Gennadiy Liventsov
Title: Director

GMR ADMINISTRATION CORP.,
as Subsidiary Guarantor

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Director

GENERAL MARITIME MANAGEMENT LLC,
as Subsidiary Guarantor

By:	/s/ Milton H. Gonzales
Name: Milton H.
Title: Manager and Technical Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Fortis Capital Corp. as Agent for BNP Paribas

By:	/s/ Julie Lee
Name: Julie Lee
Title: Vice President

By:	/s/ Barry K. Chung
Name: Barry K. Chung
Title: Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Fortis Alliance & Leicester plc

By:	/s/ Mark McCarthy
Name: Mark McCarthy
Title: Head of Shipping

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

SUMITOMO MITSUI BAMKING CORPORATION

By:	/s/ Yoshiro Hyakutome
Name: Yoshiro Hyakutome
Title: General Manager

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

The Royal Bank of Scotland plc

By:	/s/ Graham Richard Locker
Name: Graham Richard Locker
Title: Head of Transaction & Portfolio Management

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Skandinaviska Enskalda Banken AB (publ)

By:	/s/ Bjarte Boe
Name: Bjarte Boe
Title: Head Structured Finance

By:	/s/ Bengal Eliosson
Name: Bengel Eliasson
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

NATIXIS

By:	/s/ Amelie Zucchi
Name: Amelie Zucchi
Title: Middle Officer

By:	/s/ Michael Degermann
Name: Michael Deggerman
Title: Head of Shipping Finance

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Citibank N.A.

By:	/s/ Robert Malleck
Name: Robert Malleck
Title: Director & Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

DNB NOR BANK ASA

By:	/s/ Nikolai A. Nachamkin
Name: Nikolai A. Nachamkin
Title: Senior Vice President

By:	/s/ Giacomo Landi
Name: Giacomo Landi
Title: Senior Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Danish Ship Finance A/S (Danmarks Skibskredit A/S)

By:	/s/ Denis Donbo
Name: Denis Donbo
Title: Senior Vice President- Head of Credit

By:	/s/ Britt Andersen
Name: Britt Andersen
Title: Assistant Relationship Manager

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Credit Industriel Et Commercial, new York Branch

By:	/s/ Andrew McKuin
Name: Andrew McKuin
Title: Vice President

By:	/s/ Alex Aupoix
Name: Alex Aupoix
Title: Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Commerzbank AG, Filiale Luxemburg

By:	/s/ Andrea Stockemer
Name: Andrea Stockemer
Title:

By:	/s/ Mert Yilmaz
Name: Mert Yilmaz
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

HSH Nordbank AG

By:	/s/ Bjorn Kaufmann
Name: Bjorn Kaufmann
Title: Senior Vice President

By:	/s/ Carsteu Dreyer
Name: Carsteu Dreyer
Title: Assistant Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

UniCredit AG formerly known as Bayerische Hypo-und Vereinsbank AG

By:	/s/ Gohring
Name: Gohring
Title: Assistant Vice President

By:	/s/ Trennt
Name: Trennt
Title: Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Bank of Scotland plc

By:	/s/ Shelley Morrison
Name: Shelley Morrison
Title: Associate Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Lloyds TS Bank plc

By:	/s/ Shelley Morrison
Name: Shelley Morrison
Title: Associate Director

ANNEX I

2010 Vessels

#	Collateral Vessels	Type	Size (dwt)	Built	Delivery Date

	Initial Vessels
1	2002 VLCC	VLCC Tanker	318,695	2002	2010
2	2003 VLCC	VLCC Tanker	318,325	2003	2010
3	2007 VLCC	VLCC Tanker	306,543	2007	2010
4	2007 VLCC	VLCC Tanker	306,005	2007	2010

	Newbuilding Vessels
5	2010 VLCC	VLCC Tanker	305,795	2010	2010
6	2010 Suexmax	Suezmax Tanker	164,925	2010	2010
7	2011 Suezmacx	Suezmax Tanker	164,925	2011	2011